Exhibit 99
OFG Bancorp Reports 2Q24 Results
SAN JUAN, Puerto Rico, July 18, 2024 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the second quarter ended June 30, 2024. EPS diluted of $1.08 compared to $1.05 in 1Q24 and $0.93 in 2Q23. Total core revenues of $179.4 million compared to $174.2 million in 1Q24 and $170.5 million in 2Q23.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “The second quarter continued to demonstrate the strength of our strategies and franchise. EPS-diluted increased 16.1% year-over-year on a 5.2% increase in total core revenues. We generated strong performance metrics through consistent growth; increased loans, deposits, and non-interest income; and stable credit quality. Our ‘Digital First’ strategy continues to help us expand our retail and business relationships through new and upgraded products, services, and self-service tools. In addition, we implemented close to half of our $50 million share buyback program, purchasing $24.3 million of OFG shares in the open market. At the same time, Puerto Rico’s economy continued to grow and steadily decouple from mainland economic uncertainties. Thanks to our team members for their commitment to making progress possible for our customers, employees, shareholders, and the communities we serve.”
2Q24 Highlights
Performance Metrics: Net interest margin of 5.51%, return on average assets of 1.82%, return on average tangible common stockholders’ equity of 18.24%, and efficiency ratio of 51.81%.
Total Interest Income of $187.7 million compared to $183.4 million in 1Q24 and $158.0 million in 2Q23. Compared to 1Q24, 2Q24 primarily reflected higher average balances and yields on loans. 2Q24 included $2.1 million from the recovery of a non-accrual U.S. commercial loan paid in full.
Total Interest Expense of $40.3 million compared to $39.3 million in 1Q24 and $18.3 million in 2Q23. Compared to 1Q24, 2Q24 reflected higher average core deposits and a 7 basis point increase in rates, partially offset by lower average wholesale funding and rate.
Total Banking & Financial Service Revenues of $32.1 million compared to $30.1 million in 1Q24 and $30.9 million in 2Q23. Compared to 1Q24, 2Q24 reflected higher banking service, wealth management and mortgage banking revenues. Banking service revenues included $0.6 million prepayment fees on U.S. loans, while wealth management included $0.5 million in annual recognition of certain commercial insurance commissions.
Pre-Provision Net Revenues of $86.8 million compared to $83.0 million in 1Q24 and $80.8 million in 2Q23.
Total Provision for Credit Losses of $15.6 million compared to $15.1 million in 1Q24 and $15.0 million in 2Q23. 2Q24 provision primarily reflected increased loan volume.

Credit Quality: Net charge-offs of $15.0 million compared to $19.8 million in 1Q24 and $6.6 million in 2Q23. 2Q24 early and total delinquency rates were 2.81% and 3.71%, respectively. The nonperforming loan rate of 1.08% was the lowest over the last five quarters.
Total Non-Interest Expense of $93.0 million compared to $91.4 million in 1Q24 and $88.9 million in 2Q23. Compared to 1Q24, 2Q24 included increases of $1.3 million in electronic banking expenses, $1.1 million in professional services fees, and $0.4 million for increased FDIC insurance now that Oriental exceeds $10 billion in assets. This was partially offset by reductions of $1.4 million in foreclosed real estate costs and in FICA payroll related expenses relative to the prior quarter.
Effective Tax Rate of 28.2% compared to 26.8% in 1Q24 and 32.9% in 2Q23. 2Q24 reflected an expected 2024 ETR of 29.0% due to higher forecasted business activities with preferential tax treatment under the Puerto Rico tax code, coupled with a $0.8 million tax benefit credit in 2Q24 compared to $1.1 million discrete benefit for stock vested in 1Q24.
Loans Held for Investment (EOP) of $7.64 billion compared to $7.54 billion in 1Q24 and $7.12 billion in 2Q23. Compared to 1Q24, 2Q24 increased 1.3%, reflecting growth in Puerto Rico commercial, auto and consumer loans, partially offset by regular paydowns of residential mortgages and prepayment of U.S. commercial loans. Compared to 2Q23, 2Q24 loans increased 7.3%.
New Loan Production of $589.0 million compared to $536.6 million in 1Q24 and $681.8 million in 2Q23. Compared to 1Q24, 2Q24 loan production, led by auto, reflected increases in all categories.
Total Investments (EOP) of $2.48 billion compared to $2.48 billion in 1Q24 and $1.70 billion in 2Q23.
Customer Deposits (EOP) of $9.60 billion compared to $9.55 billion in 1Q24 and $8.54 billion in 2Q23. Compared to 1Q24, 2Q24 reflected an increase in commercial deposits partially offset by a decline in retail deposits.
Total Borrowings & Brokered Deposits (EOP) of $201.2 million compared to $203.3 million in 1Q24 and $226.5 million in 2Q23.
Cash & Cash Equivalents (EOP) of $740.4 million compared to $754.4 million in 1Q24 and $799.0 million in 2Q23.
Capital: CET1 ratio was 14.29% compared to 14.45% in 1Q24 and 14.03% in 2Q23. The Tangible Common Equity ratio was 10.09% compared to 10.06% in 1Q24 and 9.99% in 2Q23. Tangible Book Value of $24.18 per share compared to $23.55 in 1Q24 and $21.06 in 2Q23.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 2Q24 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 245-3047 or (203) 518-9708. Conference ID: OFGQ224. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter ended June 30, 2024, and the 2Q24 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2023, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 60th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
# # #
Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2024 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2024	2024	2023	2023	2023
(Dollars in thousands, except per share data) (unaudited)		Q2	Q1	Q4	Q3	Q2
Statement of Operations
Net interest income		$147,325	$144,102	$143,542	$141,787	$139,644
Non-interest income, net (core)	(1)	32,085	30,059	32,061	30,404	30,859
Total core revenues	(2)	179,410	174,161	175,603	172,191	170,503
Non-interest expense		92,960	91,412	94,099	90,158	88,888
Pre-provision net revenues	(21)	86,841	83,038	88,151	82,328	80,829
Total provision for credit losses		15,581	15,121	19,719	16,430	15,044
Net income before income taxes		71,260	67,917	68,432	65,898	65,785
Income tax expense		20,129	18,225	21,835	21,025	21,612
Net income available to common stockholders		51,131	49,692	46,597	44,873	44,173
Common Share Statistics
Earnings per common share - basic	(3)	$1.09	$1.06	$0.99	$0.95	$0.93
Earnings per common share - diluted	(4)	$1.08	$1.05	$0.98	$0.95	$0.93
Average common shares outstanding		46,952	47,096	47,061	47,114	47,266
Average common shares outstanding and equivalents		47,131	47,343	47,386	47,392	47,490
Cash dividends per common share		$0.25	$0.25	$0.22	$0.22	$0.22
Book value per common share (period end)		$26.37	$25.75	$25.36	$23.28	$23.36
Tangible book value per common share (period end)	(5)	$24.18	$23.55	$23.13	$21.01	$21.06
Balance Sheet (Average Balances)
Loans	(6)	$7,612,407	$7,541,757	$7,417,084	$7,191,243	$7,002,971
Interest-earning assets		10,758,623	10,739,590	10,129,061	9,702,167	9,492,861
Total assets		11,233,202	11,199,867	10,588,584	10,180,931	10,020,940
Core deposits		9,599,842	9,532,790	8,691,516	8,621,652	8,531,583
Total deposits		9,601,408	9,591,527	8,834,234	8,624,052	8,531,583
Interest-bearing deposits		7,023,192	7,055,207	6,282,916	6,042,165	5,955,611
Borrowings		219,903	220,773	459,315	263,981	226,256
Stockholders' equity		1,223,669	1,213,469	1,128,747	1,127,602	1,108,880
Performance Metrics
Net interest margin	(7)	5.51%	5.40%	5.62%	5.80%	5.90%
Return on average assets	(8)	1.82%	1.77%	1.76%	1.76%	1.76%
Return on average tangible common stockholders' equity	(9)	18.24%	17.92%	18.22%	17.59%	17.67%
Efficiency ratio	(10)	51.81%	52.49%	53.59%	52.36%	52.13%
Full-time equivalent employees, period end		2,239	2,230	2,248	2,264	2,265
Credit Quality Metrics
Allowance for credit losses		$157,301	$156,563	$161,106	$157,529	$159,923
Allowance as a % of loans held for investment		2.06%	2.08%	2.14%	2.17%	2.25%
Net charge-offs		$15,013	$19,812	$16,282	$18,836	$6,606
Net charge-off rate	(11)	0.79%	1.05%	0.88%	1.05%	0.38%
Early delinquency rate (30 - 89 days past due)		2.81%	2.41%	2.76%	2.75%	2.53%
Total delinquency rate (30 days and over)		3.71%	3.30%	3.76%	3.78%	3.67%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.86%	10.76%	11.03%	11.03%	10.85%
Common equity Tier 1 capital ratio		14.29%	14.45%	14.12%	14.06%	14.03%
Tier 1 risk-based capital ratio		14.29%	14.45%	14.12%	14.06%	14.03%
Total risk-based capital ratio		15.54%	15.71%	15.37%	15.31%	15.29%
Tangible common equity ("TCE") ratio		10.09%	10.06%	9.68%	9.74%	9.99%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2024	2023
(Dollars in thousands, except per share data) (unaudited)		YTD	YTD
Statement of Operations
Net interest income		$291,427	$275,541
Non-interest income, net (core)	(1)	62,144	59,390
Total core revenues	(2)	353,571	334,931
Non-interest expense		184,372	179,108
Pre-provision net revenues	(21)	169,879	155,407
Total provision for credit losses		30,702	24,489
Net income before income taxes		139,177	130,918
Income tax expense		38,354	40,516
Net income available to common stockholders		100,823	90,402
Common Share Statistics
Earnings per common share - basic	(3)	$2.14	$1.91
Earnings per common share - diluted	(4)	$2.13	$1.89
Average common shares outstanding		47,024	47,432
Average common shares outstanding and equivalents		47,244	47,716
Cash dividends per common share		$0.50	$0.44
Book value per common share (period end)		$26.37	$23.36
Tangible book value per common share (period end)	(5)	$24.18	$21.06
Balance Sheet (Average Balances)
Loans	(6)	$7,577,082	$6,935,155
Interest-earning assets		10,749,306	9,426,405
Total assets		11,215,573	9,961,007
Core deposits		9,566,316	8,562,231
Total deposits		9,596,468	8,567,317
Interest-bearing deposits		7,039,200	5,952,477
Borrowings		220,338	145,660
Stockholders' equity		1,218,569	1,093,377
Performance Metrics
Net interest margin	(7)	5.45%	5.89%
Return on average assets	(8)	1.80%	1.82%
Return on average tangible common stockholders' equity	(9)	18.08%	18.39%
Efficiency ratio	(10)	52.15%	53.48%
Full-time equivalent employees, period end		2,239	2,265
Credit Quality Metrics
Allowance for credit losses		$157,301	$159,923
Allowance as a % of loans held for investment		2.06%	2.25%
Net charge-offs		$34,825	$16,725
Net charge-off rate	(11)	0.92%	0.48%
Early delinquency rate (30 - 89 days past due)		2.81%	2.53%
Total delinquency rate (30 days and over)		3.71%	3.67%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Interest income:
Loans
Non-PCD loans	$137,741	$132,972	$131,167	$124,847	$116,699
PCD loans	16,516	16,622	17,609	17,292	18,819
Total interest income from loans	154,257	149,594	148,776	142,139	135,518
Investment securities and cash	33,401	33,832	27,423	23,569	22,470
Total interest income	187,658	183,426	176,199	165,708	157,988
Interest expense:
Deposits
Core deposits	37,791	35,989	24,753	20,787	15,916
Brokered deposits	21	803	1,980	32	—
Total deposits	37,812	36,792	26,733	20,819	15,916
Borrowings	2,521	2,532	5,924	3,102	2,428
Total interest expense	40,333	39,324	32,657	23,921	18,344
Net interest income	147,325	144,102	143,542	141,787	139,644
Provision for credit losses, excluding PCD loans	16,913	16,605	20,681	16,648	16,650
(Recapture of) provision for credit losses on PCD loans	(1,332)	(1,484)	(962)	(218)	(1,606)
Total provision for credit losses	15,581	15,121	19,719	16,430	15,044
Net interest income after provision for credit losses	131,744	128,981	123,823	125,357	124,600
Non-interest income:
Banking service revenues	18,781	17,259	17,822	17,303	17,440
Wealth management revenues	8,440	8,107	9,985	7,691	8,194
Mortgage banking activities	4,864	4,693	4,254	5,410	5,225
Total banking and financial service revenues	32,085	30,059	32,061	30,404	30,859
Other income (loss), net	391	289	6,647	295	(786)
Total non-interest income, net	32,476	30,348	38,708	30,699	30,073
Non-interest expense:
Compensation and employee benefits	38,467	39,816	41,418	38,095	37,841
Occupancy, equipment and infrastructure costs	14,393	14,322	15,729	14,887	14,362
General and administrative expenses	40,831	36,606	35,803	37,203	39,005
Foreclosed real estate and other repossessed assets expenses (income), net	(731)	668	1,149	(27)	(2,320)
Total non-interest expense	92,960	91,412	94,099	90,158	88,888
Income before income taxes	71,260	67,917	68,432	65,898	65,785
Income tax expense	20,129	18,225	21,835	21,025	21,612
Net income available to common shareholders	$51,131	$49,692	$46,597	$44,873	$44,173
(

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Six-month period ended
	June 30, 2024	June 30, 2023
Interest income:
Loans
Non-PCD loans	$270,713	$226,029
PCD loans	33,138	37,800
Total interest income from loans	303,851	263,829
Investment securities and cash	67,233	43,144
Total interest income	371,084	306,973
Interest expense:
Deposits
Core deposits	73,780	28,405
Brokered deposits	824	8
Total deposits	74,604	28,413
Borrowings	5,053	3,019
Total interest expense	79,657	31,432
Net interest income	291,427	275,541
Provision for credit losses, excluding PCD loans	34,698	30,163
Recapture of credit losses on PCD loans	(3,996)	(5,674)
Total provision for credit losses	30,702	24,489
Net interest income after provision for credit losses	260,725	251,052
Non-interest income:
Banking service revenues	36,040	34,953
Wealth management revenues	16,547	15,314
Mortgage banking activities	9,557	9,123
Total banking and financial service revenues	62,144	59,390
Other income, net	680	(416)
Total non-interest income, net	62,824	58,974
Non-interest expense:
Compensation and employee benefits	78,283	76,314
Occupancy, equipment and infrastructure costs	28,715	28,619
General and administrative expenses	77,437	75,702
Foreclosed real estate and other repossessed assets income, net of expenses	(63)	(1,527)
Total non-interest expense	184,372	179,108
Income before income taxes	139,177	130,918
Income tax expense	38,354	40,516
Net income available to common shareholders	$100,823	$90,402
(a)Refer to “(a)” in Table 2-1.
(b)Refer to “(b)” in Table 2-1.
(c)Refer to “(c)” in Table 2-1.
(d)Refer to “(d)” in Table 2-1. During the year ended December 31, 2023, salaries increased by $6.7 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Cash and cash equivalents		$740,429	$754,392	$748,173	$532,699	$798,973
Investments:
Trading securities		16	14	13	14	13
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,895,067	1,746,195	1,801,849	1,511,779	1,139,996
US treasury securities		200,658	150,915	296,799	739	748
Other investment securities		581	597	616	635	1,101
Total investment securities available-for-sale		2,096,306	1,897,707	2,099,264	1,513,153	1,141,845
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		303,621	309,764	314,710	320,249	326,935
US treasury securities		—	199,727	199,314	198,896	198,478
Other investment securities		35,000	35,000	35,000	—	—
Total investment securities held-to-maturity		338,621	544,491	549,024	519,145	525,413
Equity securities		41,074	40,162	38,469	42,162	35,946
Total investments		2,476,017	2,482,374	2,686,770	2,074,474	1,703,217
Loans, net		7,503,142	7,411,378	7,401,618	7,130,052	6,988,244
Other assets:
Prepaid expenses		88,137	61,916	62,858	67,191	67,966
Deferred tax asset, net		4,094	4,379	4,923	11,121	20,306
Foreclosed real estate and repossessed properties		12,239	17,694	14,812	13,987	14,643
Premises and equipment, net		104,384	104,980	104,102	103,040	104,166
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		17,738	19,216	20,694	22,419	24,143
Right of use assets		20,298	21,606	21,725	20,011	21,840
Servicing asset		49,789	49,553	49,520	50,601	49,966
Accounts receivable and other assets		158,577	147,506	145,017	147,302	153,842
Total assets		$11,259,085	$11,159,235	$11,344,453	$10,257,138	$10,031,547
Deposits:
Demand deposits		$6,017,364	$6,036,891	$6,050,428	$4,894,958	$5,008,521
Savings accounts		2,002,342	2,001,770	2,088,102	2,216,162	2,222,326
Time deposits		1,585,126	1,507,037	1,461,459	1,427,497	1,307,179
Brokered deposits		418	2,576	162,180	2,936	—
Total deposits		9,605,250	9,548,274	9,762,169	8,541,553	8,538,026
Borrowings:
Securities sold under agreements to repurchase		—	—	—	150,701	—
Advances from FHLB and other borrowings		200,741	200,766	200,770	300,774	226,507
Total borrowings		200,741	200,766	200,770	451,475	226,507
Other liabilities:
Acceptances outstanding		28,504	25,826	25,576	30,984	35,945
Lease liability		22,605	23,969	24,029	22,269	24,031
GNMA buy-back option program liability	(22)	19,008	18,510	19,401	18,227	18,417
Deferred tax liability, net		33,873	22,876	22,444	—	—
Accrued expenses and other liabilities		121,402	103,361	96,584	97,167	88,870
Total liabilities		10,031,383	9,943,582	10,150,973	9,161,675	8,931,796
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		637,895	636,208	638,667	637,389	636,051
Legal surplus		160,560	155,732	150,967	146,774	142,567
Retained earnings		706,807	672,455	639,324	607,466	577,042
Treasury stock, at cost		(250,951)	(226,896)	(228,350)	(228,374)	(226,230)
Accumulated other comprehensive income (loss), net		(86,494)	(81,731)	(67,013)	(127,677)	(89,564)
Total stockholders' equity		1,227,702	1,215,653	1,193,480	1,095,463	1,099,751
Total liabilities and stockholders' equity		$11,259,085	$11,159,235	$11,344,453	$10,257,138	$10,031,547

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$581,023	$591,429	$609,846	$630,187	$623,138
Mortgage GNMA buy-back option program	(22)	19,008	18,510	19,401	18,227	18,417
Commercial PR		2,291,753	2,178,748	2,186,228	1,985,535	1,952,178
Commercial US		662,026	740,665	755,228	707,593	669,332
Consumer		643,572	627,436	619,894	612,623	593,122
Auto		2,427,089	2,339,836	2,272,530	2,208,993	2,124,076
		6,624,471	6,496,624	6,463,127	6,163,158	5,980,263
Less: Allowance for credit losses		(150,849)	(148,767)	(152,610)	(148,210)	(150,167)
Total non-PCD loans held for investment, net		6,473,622	6,347,857	6,310,517	6,014,948	5,830,096

PCD:
Mortgage		885,096	909,106	933,362	955,596	980,833
Commercial PR		128,584	132,035	135,447	139,857	152,888
Consumer		605	544	552	572	568
Auto		951	1,358	1,891	2,552	3,319
		1,015,236	1,043,043	1,071,252	1,098,577	1,137,608
Less: Allowance for credit losses		(6,452)	(7,796)	(8,496)	(9,319)	(9,756)
Total PCD loans held for investment, net		1,008,784	1,035,247	1,062,756	1,089,258	1,127,852
Total loans held for investment		7,482,406	7,383,104	7,373,273	7,104,206	6,957,948
Mortgage loans held for sale		8,375	9,370	—	564	11,397
Other loans held for sale		12,361	18,904	28,345	25,282	18,899
Total loans, net		$7,503,142	$7,411,378	$7,401,618	$7,130,052	$6,988,244

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,466,119	$1,500,535	$1,543,208	$1,585,783	$1,603,971
Mortgage GNMA buy-back option program	(22)	19,008	18,510	19,401	18,227	18,417
Commercial PR		2,420,337	2,310,783	2,321,675	2,125,392	2,105,066
Commercial US		662,026	740,665	755,228	707,593	669,332
Consumer		644,177	627,980	620,446	613,195	593,690
Auto		2,428,040	2,341,194	2,274,421	2,211,545	2,127,395
		7,639,707	7,539,667	7,534,379	7,261,735	7,117,871
Less: Allowance for credit losses		(157,301)	(156,563)	(161,106)	(157,529)	(159,923)
Total loans held for investment, net		7,482,406	7,383,104	7,373,273	7,104,206	6,957,948
Mortgage loans held for sale		8,375	9,370	—	564	11,397
Other loans held for sale		12,361	18,904	28,345	25,282	18,899
Total loans, net		$7,503,142	$7,411,378	$7,401,618	$7,130,052	$6,988,244

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Six-month period ended
(Dollars in thousands) (unaudited)		June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	June 30, 2024	June 30, 2023
Loan production	(13)
Mortgage		$38,501	$32,180	$33,332	$33,346	$35,932	$70,681	$66,276
Commercial PR		192,122	186,412	285,517	150,105	210,746	378,534	309,046
Commercial US		27,402	17,106	57,442	70,311	111,817	44,508	235,891
Consumer		80,348	68,591	63,785	76,465	87,062	148,939	173,346
Auto		250,638	232,314	223,780	237,290	236,283	482,952	458,608
Total		$589,011	$536,603	$663,856	$567,517	$681,840	$1,125,614	$1,243,167

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q2			2024 Q1			2023 Q4			2023 Q3			2023 Q2
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$656,728	$8,735	5.35%	$600,291	$7,996	5.36%	$517,025	$6,906	5.30%	$680,864	$9,025	5.26%	$693,373	$9,029	5.22%
Investment securities	2,489,488	24,666	3.96%	2,597,542	25,836	3.98%	2,194,952	20,517	3.74%	1,830,060	14,544	3.18%	1,796,517	13,441	2.99%
Loans held for investment
Non-PCD loans	6,576,634	137,741	8.42%	6,476,048	132,972	8.26%	6,320,321	131,167	8.23%	6,065,822	124,847	8.17%	5,840,860	116,699	8.01%
PCD loans	1,035,773	16,516	6.38%	1,065,709	16,622	6.24%	1,096,763	17,609	6.42%	1,125,421	17,292	6.15%	1,162,111	18,819	6.48%
Total loans	7,612,407	154,257	8.15%	7,541,757	149,594	7.98%	7,417,084	148,776	7.96%	7,191,243	142,139	7.84%	7,002,971	135,518	7.76%
Total interest-earning assets	$10,758,623	$187,658	7.02%	$10,739,590	$183,426	6.87%	$10,129,061	$176,199	6.90%	$9,702,167	$165,708	6.78%	$9,492,861	$157,988	6.68%

Interest bearing liabilities:
Deposits
NOW accounts	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%
Savings accounts	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%
Time deposits	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%
Brokered deposits	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%	—	—	—%
	7,023,192	36,681	2.10%	7,055,207	35,660	2.03%	6,282,916	25,412	1.60%	6,042,165	19,498	1.28%	5,955,611	14,595	0.98%
Non-interest bearing deposit accounts	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—	2,575,972	—	—
Fair value premium and core deposit intangible amortization	—	1,131	—	—	1,132	—	—	1,321	—	—	1,321	—	—	1,321	—
Total deposits	9,601,408	37,812	1.58%	9,591,527	36,792	1.54%	8,834,234	26,733	1.20%	8,624,052	20,819	0.96%	8,531,583	15,916	0.75%
Borrowings
Securities sold under agreements to repurchase	—	—	—%	—	—	—%	183,858	2,578	5.56%	52,365	728	5.52%	—	—	—%
Advances from FHLB and other borrowings	219,903	2,521	4.61%	220,773	2,532	4.61%	275,457	3,346	4.82%	211,616	2,374	4.45%	226,256	2,428	4.30%
Total borrowings	219,903	2,521	4.61%	220,773	2,532	4.61%	459,315	5,924	5.12%	263,981	3,102	4.66%	226,256	2,428	4.30%
Total interest-bearing liabilities	$9,821,311	$40,333	1.65%	$9,812,300	$39,324	1.61%	$9,293,549	$32,657	1.39%	$8,888,033	$23,921	1.07%	$8,757,839	$18,344	0.84%
Interest rate spread		$147,325	5.36%		$144,102	5.26%		$143,542	5.51%		$141,787	5.71%		$139,644	5.84%
Net interest margin			5.51%			5.40%			5.62%			5.80%			5.90%

Core deposits: (Non-GAAP)
NOW accounts	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%	$2,559,135	$9,551	1.48%	$2,445,955	$6,974	1.13%	$2,455,040	$4,973	0.81%
Savings accounts	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%	2,141,230	4,986	0.92%	2,260,678	5,478	0.96%	2,222,710	4,129	0.75%
Time deposits	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%	1,439,833	8,895	2.45%	1,333,132	7,014	2.09%	1,277,861	5,493	1.72%
	7,021,626	36,660	2.10%	6,996,470	34,857	2.00%	6,140,198	23,432	1.51%	6,039,765	19,466	1.28%	5,955,611	14,595	0.98%
Non-interest bearing deposit accounts	2,578,216	—	—	2,536,320	—	—	2,551,318	—	—	2,581,887	—	—	2,575,972	—	—
Total core deposits	$9,599,842	$36,660	1.54%	$9,532,790	$34,857	1.47%	$8,691,516	$23,432	1.07%	$8,621,652	$19,466	0.90%	$8,531,583	$14,595	0.69%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$219,903	$2,521	4.61%	$220,773	$2,532	4.61%	$459,315	$5,924	5.12%	$263,981	$3,102	4.66%	$226,256	$2,428	4.30%
Brokered deposits	1,566	21	5.28%	58,737	803	5.50%	142,718	1,980	5.50%	2,400	32	5.30%	—	—	—%
Total borrowings and brokered deposits	$221,469	$2,542	4.62%	$279,510	$3,335	4.80%	$602,033	$7,904	5.21%	$266,381	$3,134	4.67%	$226,256	$2,428	4.30%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2024 YTD				2023 YTD
(Dollars in thousands) (unaudited)	Average Balance		Interest Income/ Expense	Yield/ Rate	Average Balance		Interest Income/ Expense		Yield/ Rate

Interest earning assets:
Cash equivalents	$628,709		$16,731	5.35%	$623,393		$15,475		5.01%
Investment securities	2,543,515		50,502	3.97%	1,867,857		27,669		2.96%
Loans held for investment
Non-PCD loans	6,526,341		270,713	8.34%	5,756,382		226,029		7.92%
PCD loans	1,050,741		33,138	6.31%	1,178,773		37,800		6.41%
Total loans	7,577,082		303,851	8.06%	6,935,155		263,829		7.67%
Total interest-earning assets	$10,749,306		$371,084	6.94%	$9,426,405		$306,973		6.57%

Interest bearing liabilities:
Deposits
NOW accounts	$3,460,498		$41,479	2.41%	$2,476,360		$9,187		0.75%
Savings accounts	2,031,759		9,004	0.89%	2,227,196		7,264		0.66%
Time deposits	1,516,791		21,032	2.79%	1,243,835		9,313		1.51%
Brokered deposits	30,152		824	5.50%	5,086		8		0.30%
	7,039,200		72,339	2.07%	5,952,477		25,772		0.87%
Non-interest bearing deposit accounts	2,557,268		—	—%	2,614,840		—		—%
Fair value premium and core deposit intangible amortization	—		2,264	—	—		2,641		—
Total deposits	9,596,468		74,603	1.56%	8,567,317		28,413		0.67%
Borrowings
Securities sold under agreements to repurchase	—		—	—%	—		—		—%
Advances from FHLB and other borrowings	220,338		5,054	4.61%	145,660		3,019		4.18%
Total borrowings	220,338		5,054	4.61%	145,660		3,019		4.18%
Total interest-bearing liabilities	$9,816,806		$79,657	1.63%	$8,712,977		$31,432		0.73%
Interest rate spread			$291,427	5.31%			$275,541		5.84%
Net interest margin				5.45%					5.89%

Core deposits: (Non-GAAP)
NOW accounts	$3,460,498		$41,479	2.41%	$2,476,360		$9,187		0.75%
Savings accounts	2,031,759		9,004	0.89%	2,227,196		7,264		0.66%
Time deposits	1,516,791		21,032	2.79%	1,243,835		9,313		1.51%
	7,009,048		71,515	2.05%	5,947,391		25,764		0.87%
Non-interest bearing deposit accounts	2,557,268		—	—%	2,614,840		—		—%
Total core deposits	$9,566,316		$71,515	1.50%	$8,562,231		$25,764		0.61%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$220,338		$5,054	4.61%	$145,660		$3,019		4.18%
Brokered deposits	30,152		824	5.50%	5,086		8		0.30%
Total borrowings and brokered deposits	$250,490	279,510	$5,878	4.72%	$150,746	150,746	$3,027	3,027	4.04%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$1	$64	$150	$218	$191
Recoveries	(540)	(267)	(483)	(185)	(333)
Total mortgage	(539)	(203)	(333)	33	(142)
Commercial PR:
Charge-offs	160	3,567	377	1,404	523
Recoveries	(111)	(52)	(114)	(156)	(237)
Total commercial PR	49	3,515	263	1,248	286
Commercial US:
Charge-offs	1,574	1,749	689	6,850	2,973
Recoveries	(45)	—	(23)	(18)	—
Total commercial US	1,529	1,749	666	6,832	2,973
Consumer:
Charge-offs	8,180	7,981	6,799	5,894	5,518
Recoveries	(851)	(693)	(650)	(655)	(2,003)
Total consumer	7,329	7,288	6,149	5,239	3,515
Auto:
Charge-offs	12,559	14,218	14,658	10,458	9,170
Recoveries	(5,926)	(5,971)	(4,982)	(5,193)	(8,332)
Total auto	6,633	8,247	9,676	5,265	838
Total	$15,001	$20,596	$16,421	$18,617	$7,470

PCD
Mortgage:
Charge-offs	$29	$83	$94	$148	$1
Recoveries	(93)	(638)	(111)	(80)	(260)
Total mortgage	(64)	(555)	(17)	68	(259)
Commercial PR:
Charge-offs	265	—	—	690	—
Recoveries	(158)	(157)	(315)	(494)	(319)
Total commercial PR	107	(157)	(315)	196	(319)
Consumer:
Charge-offs	—	—	244	39	123
Recoveries	(7)	(23)	(19)	(23)	(43)
Total consumer	(7)	(23)	225	16	80
Auto:
Charge-offs	6	9	12	37	35
Recoveries	(30)	(58)	(44)	(98)	(401)
Total auto	(24)	(49)	(32)	(61)	(366)
Total	$12	$(784)	$(139)	$219	$(864)

Total Net Charge-offs	$15,013	$19,812	$16,282	$18,836	$6,606
Net Charge-off Rates
Mortgage	-0.16%	-0.20%	-0.09%	0.03%	-0.10%
Commercial PR	0.03%	0.58%	-0.01%	0.27%	-0.01%
Commercial US	0.85%	0.92%	0.36%	3.96%	1.81%
Consumer	4.42%	4.45%	3.95%	3.33%	2.37%
Auto	1.11%	1.42%	1.72%	0.96%	0.09%
Total	0.79%	1.05%	0.88%	1.05%	0.38%
Average Loans Held For Investment
Mortgage	$1,479,583	$1,511,281	$1,562,135	$1,576,637	$1,616,873
Commercial PR	2,363,831	2,312,561	2,230,342	2,122,169	2,040,547
Commercial US	716,089	756,409	736,640	690,105	657,439
Consumer	663,315	652,843	644,834	630,492	606,842
Auto	2,389,589	2,308,663	2,243,133	2,171,840	2,081,270
Total	$7,612,407	$7,541,757	$7,417,084	$7,191,243	$7,002,971

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Early Delinquency (30 - 89 days past due)
Mortgage		$12,767	$13,080	$15,703	$14,380	$13,976
Commercial		7,781	6,128	3,653	5,666	11,668
Consumer		13,102	10,901	11,366	10,160	8,188
Auto		152,817	126,704	147,681	139,278	117,237
Total		$186,467	$156,813	$178,403	$169,484	$151,069
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.13%	2.14%	2.50%	2.22%	2.18%
Commercial		0.26%	0.21%	0.12%	0.21%	0.45%
Consumer		2.04%	1.74%	1.83%	1.66%	1.38%
Auto		6.30%	5.42%	6.50%	6.31%	5.52%
Total		2.81%	2.41%	2.76%	2.75%	2.53%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$23,443	$25,985	$27,859	$30,661	$31,189
GNMA's buy-back option program	(22)	19,008	18,509	19,401	18,227	18,418
Total mortgage		42,451	44,494	47,260	48,888	49,607
Commercial		17,703	14,171	14,298	15,109	28,643
Consumer		16,405	14,760	14,742	13,422	11,026
Auto		169,506	141,220	166,737	155,579	130,367
Total		$246,065	$214,645	$243,037	$232,998	$219,643
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.91%	4.26%	4.43%	4.73%	4.86%
GNMA's buy-back option program	(22)	3.17%	3.03%	3.08%	2.81%	2.87%
Total mortgage		7.07%	7.29%	7.51%	7.54%	7.73%
Commercial		0.60%	0.49%	0.49%	0.56%	1.09%
Consumer		2.55%	2.35%	2.38%	2.19%	1.86%
Auto		6.98%	6.04%	7.34%	7.04%	6.14%
Total		3.71%	3.30%	3.76%	3.78%	3.67%
Nonperforming Assets	(14)
Mortgage		$17,325	$19,044	$20,007	$25,354	$27,600
Commercial		34,477	33,794	36,096	36,649	43,188
Consumer		3,329	3,893	3,376	3,359	2,907
Auto		16,689	14,516	19,056	16,301	13,130
Total nonperforming loans		71,820	71,247	78,535	81,663	86,825
Foreclosed real estate		6,526	10,850	10,780	9,555	10,639
Other repossessed assets		5,713	6,844	4,032	4,432	4,004
Total nonperforming assets		$84,059	$88,941	$93,347	$95,650	$101,468
Nonperforming Loan Rates
Mortgage		2.89%	3.12%	3.18%	3.91%	4.30%
Commercial		1.17%	1.16%	1.23%	1.36%	1.65%
Consumer		0.52%	0.62%	0.54%	0.55%	0.49%
Auto		0.69%	0.62%	0.84%	0.74%	0.62%
Total loans		1.08%	1.10%	1.22%	1.33%	1.45%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Nonperforming PCD Loans	(14)
Mortgage		$244	$247	$250	$253	$256
Commercial		4,748	5,969	6,424	6,688	8,104
Consumer		—	—	—	7	—
Total nonperforming loans		$4,992	$6,216	$6,674	$6,948	$8,360
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		3.69%	4.52%	4.74%	4.78%	5.30%
Consumer		0.00%	0.00%	0.00%	1.22%	0.00%
Total		0.49%	0.60%	0.62%	0.63%	0.73%
Total PCD Loans Held for Investment
Mortgage		$885,096	$909,106	$933,362	$955,596	$980,833
Commercial		128,584	132,035	135,447	139,857	152,888
Consumer		605	544	552	572	568
Auto		951	1,358	1,891	2,552	3,319
Total loans		$1,015,236	$1,043,043	$1,071,252	$1,098,577	$1,137,608

		2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Total Nonperforming Loans	(14)
Mortgage		$17,569	$19,291	$20,257	$25,607	$27,856
Commercial		39,225	39,763	42,520	43,337	51,292
Consumer		3,329	3,893	3,376	3,366	2,907
Auto		16,689	14,516	19,056	16,301	13,130
Total nonperforming loans		$76,812	$77,463	$85,209	$88,611	$95,185
Total Nonperforming Loan Rates
Mortgage		1.18%	1.27%	1.30%	1.60%	1.72%
Commercial		1.27%	1.30%	1.38%	1.53%	1.85%
Consumer		0.52%	0.62%	0.54%	0.55%	0.49%
Auto		0.69%	0.62%	0.84%	0.74%	0.62%
Total		1.01%	1.03%	1.13%	1.22%	1.34%
Total Loans Held for Investment
Mortgage		$1,485,127	$1,519,045	$1,562,609	$1,604,010	$1,622,388
Commercial		3,082,363	3,051,448	3,076,903	2,832,985	2,774,398
Consumer		644,177	627,980	620,446	613,195	593,690
Auto		2,428,040	2,341,194	2,274,421	2,211,545	2,127,395
Total loans		$7,639,707	$7,539,667	$7,534,379	$7,261,735	$7,117,871

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended June 30, 2024
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$7,627	$37,371	$27,453	$76,316	$148,767
(Recapture of) provision for credit losses	(1,280)	(1,984)	9,308	11,039	17,083
Charge-offs	(1)	(1,734)	(8,180)	(12,559)	(22,474)
Recoveries	540	156	851	5,926	7,473
Balance at end of period	$6,886	$33,809	$29,432	$80,722	$150,849

Allowance for credit losses PCD:
Balance at beginning of period	$6,638	$1,133	$7	$18	$7,796
Recapture of credit losses	(1,060)	(237)	(6)	(29)	(1,332)
Charge-offs	(29)	(265)	—	(6)	(300)
Recoveries	93	158	7	30	288
Balance at end of period	$5,642	$789	$8	$13	$6,452

Allowance for credit losses summary:
Balance at beginning of period	$14,265	$38,504	$27,460	$76,334	$156,563
(Recapture of) provision for credit losses	(2,340)	(2,221)	9,302	11,010	15,751
Charge-offs	(30)	(1,999)	(8,180)	(12,565)	(22,774)
Recoveries	633	314	858	5,956	7,761
Balance at end of period	$12,528	$34,598	$29,440	$80,735	$157,301
Allowance coverage ratio	0.84%	1.12%	4.57%	3.33%	2.06%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,227,702	$1,215,653	$1,193,480	$1,095,463	$1,099,751
Less: Intangible assets	(101,979)	(103,457)	(104,935)	(106,660)	(108,384)
Tangible common equity	$1,125,723	$1,112,196	$1,088,545	$988,803	$991,367

Common shares outstanding at end of period	46,562	47,217	47,065	47,058	47,076
Tangible book value per common share (Non-GAAP)	$24.18	$23.55	$23.13	$21.01	$21.06
Total Assets to Tangible Assets
Total assets	$11,259,085	$11,159,235	$11,344,453	$10,257,138	$10,031,547
Less: Intangible assets	(101,979)	(103,457)	(104,935)	(106,660)	(108,384)
Tangible assets (Non-GAAP)	$11,157,106	$11,055,778	$11,239,518	$10,150,478	$9,923,163
Non-GAAP TCE Ratio
Tangible common equity	$1,125,723	$1,112,196	$1,088,545	$988,803	$991,367
Tangible assets	11,157,106	11,055,778	11,239,518	10,150,478	9,923,163
TCE ratio	10.09%	10.06%	9.68%	9.74%	9.99%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,223,669	$1,213,469	$1,128,747	$1,127,602	$1,108,880
Less: Average intangible assets	(102,499)	(103,988)	(105,560)	(107,291)	(109,130)
Average tangible common equity	$1,121,170	$1,109,481	$1,023,187	$1,020,311	$999,750

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2024	2024	2023	2023	2023
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,223,031	$1,205,231	$1,174,205	$1,124,599	$1,086,587
Tier 1 capital		1,223,031	1,205,231	1,174,205	1,124,599	1,086,587
Total risk-based capital	(15)	1,330,474	1,309,893	1,278,537	1,224,963	1,183,793
Risk-weighted assets		8,561,549	8,338,168	8,317,802	8,000,711	7,742,933
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.29%	14.45%	14.12%	14.06%	14.03%
Tier 1 risk-based capital ratio	(17)	14.29%	14.45%	14.12%	14.06%	14.03%
Total risk-based capital ratio	(18)	15.54%	15.71%	15.37%	15.31%	15.29%
Leverage ratio	(19)	10.86%	10.76%	11.03%	11.03%	10.85%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,227,702	$1,215,653	$1,193,480	$1,095,463	$1,099,751
Plus: CECL transition adjustment	(20)	6,852	6,852	13,704	13,704	13,704
Plus (Less): Unrealized losses on available-for-sale securities, net of income tax		86,494	81,731	67,013	127,677	89,639
Unrealized (gains) losses on cash flow hedges, net of income tax		—	—	—	—	(75)
Total adjusted stockholders’equity		1,321,048	1,304,236	1,274,197	1,236,844	1,203,019
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(13,776)	(14,764)	(15,751)	(16,883)	(18,015)
Disallowed deferred tax assets, net		—	—	—	(11,121)	(14,176)
Common equity Tier 1 capital and Tier 1 capital		1,223,031	1,205,231	1,174,205	1,124,599	1,086,587
Plus Tier 2 capital: Qualifying allowance for credit losses		107,443	104,662	104,332	100,364	97,206
Total risk-based capital		$1,330,474	$1,309,893	$1,278,537	$1,224,963	$1,183,793

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.